INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.
Growth Portfolio

SUMMARY PROSPECTUS  APRIL 30, 2014

Share Class and Ticker Symbol
Class IS
MGRPX

Before you invest, you may want to review the Portfolio's statutory prospectus ("Prospectus"), which contains more information about the Portfolio and its risks. You can find the Portfolio's Prospectus and other information about the Portfolio, including the Statement of Additional Information ("SAI") and the most recent annual and semiannual reports to shareholders, online at www.morganstanley.com/im. You can also get this information at no cost by calling toll-free 1-866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com. The Portfolio's Prospectus and SAI, both dated April 30, 2014, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Objective

The Growth Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold Class IS shares of the Portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class IS
Advisory Fee	0.50%
Distribution and/or Shareholder Service (12b-1) Fee	None
Other Expenses†	5.10%
Total Annual Portfolio Operating Expenses*	5.60%
Fee Waiver and/or Expense Reimbursement*	4.93%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*	0.67%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class IS	$68	$221

†  Other expenses have been estimated for the current fiscal year.

*  The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.67% for Class IS. The fee waivers and/or expense reimbursements will continue for at least two years from the date of the Growth Reorganization (as defined in the section of the Prospectus entitled "Fund Management—Advisory Fees") or until such time as the Board of Directors of Morgan Stanley Institutional Fund, Inc. (the "Fund") acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. Following the two year period from the date of the Growth Reorganization, the Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.73% for Class IS. This fee waiver and/or expense reimbursement will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waiver and/or reimbursement when it deems such action is appropriate.

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the Example, affect Portfolio performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 31% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Portfolio's "Adviser," Morgan Stanley Investment Management Inc., seeks to achieve the Portfolio's investment objective by investing primarily in established and emerging companies, with capitalizations within the range of companies included in the Russell 1000® Growth Index. As of December 31, 2013, these market capitalizations ranged between $737.7 million and $504.5 billion.

The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The Portfolio's equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, exchange-traded funds ("ETFs"), limited partnership interests and other specialty securities having equity features. The Portfolio may invest in privately placed and restricted securities.

The Adviser may invest up to 25% of the Portfolio's net assets in foreign securities, including emerging market securities, and securities classified as American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), American Depositary Shares ("ADSs") or Global Depositary Shares ("GDSs"), foreign U.S. dollar-denominated securities that are traded on a U.S. exchange or local shares of non-U.S. issuers.

The Portfolio may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objective and you can lose money investing in this Portfolio. The principal risks of investing in the Portfolio include:

•  Equity Securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

•  Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Portfolio's investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Portfolio's securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

•  Liquidity. The Portfolio's investments may also include privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for the Portfolio to sell certain securities. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's Class I shares' performance from year-to-year and by showing how the Portfolio's average annual returns for the past one, five and 10 year periods compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the Class IS shares will differ because the Class IS shares have different ongoing fees. The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available online at www.morganstanley.com/im.

Annual Total Returns—Calendar Years (Class I)*

High Quarter	3/31/12	21.40%
Low Quarter	12/31/08	–30.45%

Average Annual Total Returns
(for the calendar periods ended December 31, 2013)

	Past One Year	Past Five Years	Past Ten Years
Class I* (commenced operations on 4/2/91)
Return before Taxes	48.60%	27.31%	10.15%
Return after Taxes on Distributions	46.96%	27.00%	9.98%
Return after Taxes on Distributions and Sale of Portfolio Shares	28.67%	22.72%	8.38%
Class IS* (commenced operations on 9/13/13)
Return before Taxes	N/A	N/A	N/A
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)[1]	33.48%	20.39%	7.83%
Lipper Large-Cap Growth Funds Index (reflects no deduction for taxes)[2]	35.41%	19.43%	7.08%

*  Class I shares are not offered in this Prospectus. Class IS shares of the Portfolio had not completed a full calendar year of operations as of December 31, 2013 and therefore Class IS shares do not have annualized return information to report. Class IS shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses. The returns for Class IS shares are expected to be higher than the returns for Class I shares of the Portfolio as expenses of Class IS are estimated to be lower. Return information for the Portfolio's Class IS shares will be shown in future prospectuses offering the Portfolio's Class IS shares after the Portfolio's Class IS shares have a full calendar year of return information to report.

1  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. It is not possible to invest directly in an index.

2  The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Growth Funds classification. There are currently 30 funds represented in this Index.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Portfolio's Class IS shares will vary from Class I shares' returns. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods, as applicable.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Managers. The Portfolio is managed by members of the Growth team. Information about the members jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Adviser	Date Began Managing Portfolio
Dennis P. Lynch	Managing Director	June 2004
David S. Cohen	Managing Director	June 2004
Sam G. Chainani	Managing Director	June 2004
Alexander T. Norton	Executive Director	July 2005
Jason C. Yeung	Managing Director	September 2007
Armistead B. Nash	Managing Director	September 2008

Purchase and Sale of Portfolio Shares

To purchase Class IS shares, an investor must meet a minimum initial investment of $10,000,000 or be a defined contribution, defined benefit or other employer sponsored employee benefit plan with minimum plan assets of $250,000,000, whether or not qualified under the Internal Revenue Code of 1986, as amended, in each case subject to the discretion of the Adviser. Class IS shares are offered at net asset value ("NAV") without any sales charge on purchases or sales. In addition, no distribution (12b-1) or shareholder services fees, sub-accounting or other similar fees, or any finder's fee payments are charged or paid on Class IS shares. The minimum initial investment requirements may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled "Shareholder Information—Minimum Investment Amount."

Class IS shares of the Portfolio may be purchased or sold on any day the New York Stock Exchange ("NYSE") is open for business directly from Morgan Stanley Institutional Fund, Inc. (the "Fund") by mail (c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Portfolio's "Distributor," Morgan Stanley Distribution, Inc. For more information, please refer to the sections of the Prospectus entitled "Shareholder Information—How To Purchase Class IS Shares" and "—How To Redeem Class IS Shares."

Tax Information

The Portfolio intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

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